UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Inogen, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your vote counts INOGEN, INC.2022 Annual Meeting Vote by June 07, 2022 11:59 PM ET. For shares held in a Plan, vote by June 03,2022 11:59PM ET. INOGEN, INC 301COROMAR DRIVE GOLETA, CA 93117 You invested in INOGEN, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on 08, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25,2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and vote, visit www.ProxyVote.com Control# Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 08, 2022 10:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/INGN2022 *Please check the meeting materials for any special requirements for meeting attendance

Vote at www.Proxy Vote.com THIS IS NOT A VOTABLE BALLLOT This is an overview of the proposals being presented at the upcoming stockholder meeting please follow the instructions on the reverse side of vote these important matters. Voting Items Election of Class II Directors Nominees: 01) Kevin King 02) Mary Kay Ladone03) Nabil Shabshab 2 To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022. 3 Approval on an advisory basis of our executive compensation for the fiscal year ended December 31,2021. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.